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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2002

                                 ______________


                          EDUCATION LENDING GROUP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   000-29995                 33-0851387
----------------------------     --------------            ---------------
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)



12760 High Bluff Drive, Suite 210, San Diego, California         92130
--------------------------------------------------------     -------------
         (Address of Principal Executive Offices)              (Zip Code)



        Registrant's telephone number, including area code (858) 793-4151
                                                           ---------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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     Pursuant to this Form 8-K/A, the registrant amends Item 4(a) of the Form
8-K Current Report dated July 11, 2002 to clarify in the first paragraph that Swenson Advisors, LLP was dismissed by the registrant.

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On July 8, 2002, Education Lending Group, Inc. (the "Company") dismissed Swenson Advisors, LLP ("Swenson") as the Company's independent public accountant. The decision to discontinue the engagement was based upon a recommendation of the Company's Board of Directors.

     Swenson's reports on the financial statements of the Company for the past two fiscal years have contained no adverse opinions or disclaimer of opinions and were not modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years, and through the date of this Form 8-K, there were no disagreements between the Company and Swenson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Swenson's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report during such time period, and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company has provided Swenson with a copy of the disclosures set forth above. Swenson has furnished the Securities and Exchange Commission a letter, dated July 24, 2002, stating that Swenson agrees with the statements and disclosures as set forth above. Swenson's letter is filed with this Form 8-K and is attached hereto as Exhibit 16.

     (b) Effective July 11, 2002, the Company, based upon the recommendation of its Board of Directors, has engaged PricewaterhouseCoopers ("PwC") as the Company's independent public accountant. The Company has not consulted PwC regarding the application of accounting principles to any completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue or any disagreement between the Company and Swenson, as described in Item 304(a)(1)(iv)(A) of Regulation S-B, or any reportable event as described in Item 304(a)(1)(iv)(B) of Regulation S-B. A copy of the press release announcing the engagement of PwC by the Company is filed with this Form 8-K and is attached hereto as Exhibit 99.

ITEM 7(c).  EXHIBITS

     The exhibits to this Form 8-K are listed in the Exhibit Index on page 3 and are incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDUCATION LENDING GROUP, INC.

                                        By: /s/ Robert deRose
                                            ------------------------------------
Date: July 24, 2002                         Robert deRose
                                            Chief Executive Officer



                                  EXHIBIT INDEX

         Exhibit Number             Exhibit Description
         --------------             -------------------

             16 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission, dated July 24, 2002.

             99                     Press Release dated July 11, 2002

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